Exhibit 99.1

-Nuts- Driving Profitable Growth

Forward Looking Statements Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.

Introduction to JBSS

Who We Are - JBSS One of the largest nut processors in the world State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world North American market leader in every major selling channel - from consumer/retail and foodservice to industrial, contract manufacturing and export/international Dual consumer strategy of major private brand and branded nut programs (Fisher, Sunshine Country) Procurement expertise with buyers averaging over 20+ years experience Profitable business with strong growth prospects both domestically and throughout the world

To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer. Integrity People Investment Corporate Vision Core Values Safety Resource Conservation Customer Driven Innovation Execution Quality Continuous Improvement Who We Are - JBSS

Focused diversification and leverage abilities in a multi-channel business Proactive and reactive to market dynamics Strong national brands Expertise in R&D, Marketing and other support functions Industrial Export Consumer Contract Pkg. Food Service Who We Are - JBSS Total FY 2009 Sales: $553,846,000

We Are Experts In Every Nut Type Most complete product portfolio of nuts in the U.S. Comprehensive variety of value-added products Wide assortment of other snack products Most versatile styles and sizes, customized to customer specifications Benefits Appeals to major customers Reduces product concentration risks

We Reach Consumers in 20+ In-Store Points

We've Launched Over 300 New Products Across Diversified Channels Food Service Industrial Export Consumer Contract Mfg

We Systematically Identify New Opportunities

We Have World Class R&D Capabilities First to Market Crunchy Coated Peanuts Martini Snack Mix Sweet Harvest Snack Mix Cinnamon Roll Snack Mix Culinary Touch Salad Toppings -Italian Blend Energy Blend Antioxidant Mix (with excellent source of vitamin E) Sea Salt & Vinegar Peanut S'mores Trail Mix (Packaging) On-The-Go Mini Stand Up Bags (Peg or Shelf) Culinary Touch Cooking and Baking Nuts and Blends

6-time Category Colonel Award Winner NUTS/SEEDS We Are The Customer Preferred Supplier

Almonds Walnuts We Are Experts in Procurement

Pecans, Pine Nuts Mexico Cashews Brazil Macadamias Guatemala Hawaii Cashews India Macadamias Australia Cashews Vietnam Pine Nuts China Macadamias South Africa We Are Experts in Procurement

Orchards Cold Storage Shelling, Sizing, Blanching, Slicing/Dicing Roasting/Panning/ Enrobing Packaging Cleaning & Inspection Shipping Starts at the Grower Ends Delivered to You * Diamond Foods * Planters *Ralcorp *Ann's House of Nuts, *Azar, *Trophy Nut, * Star Snacks, * Orchard Valley Harvest Other Companies Begin "Manufacturing" *Diamond Foods - ONLY Walnuts JBSS is the only vertically integrated major nut player and sheller of 3 major nut types - peanuts, pecans and walnuts Consumer Industrial Food Service Contract Mfg Export We Have Total Supply Chain Knowledge

Elgin, IL San Antonio Houston Our Facilities Are Strategically Located Across the country production/DC locations allow us to effectively ship to all Customer divisions, resulting in quick reaction time and efficient shipping costs

1 Million Square Feet 350,000 sq. ft. warehouse and distribution 160,000 sq ft. segregated cooler storage 480,000 sq ft. manufacturing 100,000 sq ft. office Comprehensive Allergen Prevention Programs State-of-the-art warehouse management system Individual cooler storage: one for peanuts, one for tree nuts Separated processing and production rooms Dedicated manufacturing equipment for peanut-shared and tree nut processing Robust Quality Systems Infinity / QRS Systems Quasi positive release on all raw material, work-in-process and finished goods Pending Organic Certification (10/09) Distribution Tree Nut Peanut Shared Shared Coolers Tree Nut Coolers Peanut Coolers Elgin, IL State-of-the Art World Class Facility

To reduce our impact on the world's resources today and for future generations by being socially and environmentally responsible in our actions, our practices and our decision making John B. Sanfilippo & Son, Inc. Environmental Vision We Are Environmentally Responsible

JBSS Financials

JBSS Net Sales FYs 1991-2009 ($ Millions)

($ Millions - FYE June) JBSS Net Sales History 6.65% CAGR Over 7 Years ATKINS

JBSS Net Income and EBITDA History Atkins falloff, Facility consolidation Private Brands, Fisher, demand for healthy snacks, increased baking A reconciliation of GAAP Net Income to EBITDA appears on the following slide. ($ Thousands)

RECONCILIATION OF NET INCOME TO EBITDA * EBITDA is a non-GAAP measure commonly used by analysts and investors. We believe that it is important in evaluating financial performance and market valuation.

Source: JBSS industry survey of nut markets JBSS Quarterly GM's vs. Tree Nut Market Prices

($ Millions) JBSS Total Outstanding Debt FYs 1991-2009 Elgin consolidation Improved operating performance

JBSS Total Outstanding Debt As % of Sales Note: FY 1997 reflects stub year

($ Millions) JBSS Stockholders Equity FYs 1991-2009

Nut Consumption & Healthy Snacking Trends

Nuts Are Healthy and Nutritious Nuts are an ideal source of plant-based protein and fiber Major Health Attributes of Nuts Almonds -protein, Vitamin E, calcium, magnesium, potassium Cashews -iron, oleic acid (heart health) Peanuts -high in protein, contain niacin, essential minerals, Vitamin E Pecans -19 vitamins and minerals (including Vitamin A) Walnuts -Omega 3, antioxidants, essential minerals

Nuts Are Healthy and Nutritious -Claim Trends Low/No/Reduced Trans Fat No Additives/Preservatives Organic Claims Premium Claims Source: GNPD Category Reviews- 2008

Consumption -Driven by Health & Wellness Desire 60% of consumers are looking for "healthier for you" snacks instead of traditional salty snacks Source: Mintel Salty Snacks: August, 2008 Just starting out, becoming more mature in choices and building their routines. New babies or life planning in process. Men strive for success in career, physical fitness and relationships. Men seemed to face the most changes: divorce, job change and relocation. Reclaiming their lives. Looking for calm. Want to make good choices for themselves and their family. It's more about them. Why? The importance of overall well-bring Increase in obesity Increase in diseases such as diabetes Stronger shifts in product 'desires' Portion control sizes Trans-fat free Low-fat Low-sodium Organic Natural Lives have changed a lot in the past two years. Healthier eating A Strive for balance, wellness and success Pay attention to life

aMintel Healthy Snacking Report: , February 2008 b Mintel Salty Snacks Report U.S., August 2008 c. Source: ACNielsen LabelT rends(FDM Excluding Wal-Mart) 52 wks. Ending 12/27/08 Snack Nut Consumer Trends Nuts & Seeds rank #1 in consumer association between health and snacking. A Nuts are widely accepted because of their nutritional benefits. Media attention and diet trends in recent years certainly fostered heightened awareness of nuts' positive nutritional qualities such as improved heart health, reducing risk of cancer, cholesterol and diabetes as well as aiding in weight maintenance. B Natural claim trends with health and wellness attributes have increased 10.0% in dollars versus year-ago and 37.0% versus four years ago. c

Source: Mintel, Nuts & Dried Fruit, July 2009 Consumer Nut Consumption No notable shifts in HH consumption, however most of the nuts listed have seen slight increases in HH usage Almonds in particular have increased significantly from 2004-2008 (41% to 51%)

$+2.8% U+0.3% $+8.0% U+3.1% $+7.1% U-0.3% Nut Category Growth % $ Sales +0.4% -1.1% +3.8% ($ Millions) Source: Nielsen FDM (Dollars and Units) 52 Weeks Ending 07/25/09 vs. YA Nuts. Does not include Trail Mixes Category

Private Brands Branded Source: Nielsen FDM (In Millions) 52 Weeks Ending 07/25/09 vs. YA Nuts. Does not include Trail Mixes Branded versus Private Brands +8.3% (2.8)%

...With a vision ...With a vision unique / own- able market position Products that Reflect MY Lifestyle Knowledge Creativity Individuality Fisher is a Brand...

Brands heard of... 30 to 34 35 to 39 40 to 44 45 to 49 50 to 54 Known by Planters 96% 99% 97% 99% 99% All - Blue Diamond 77% 77% 83% 89% 85% Older age groups Fisher 68% 76% 75% 75% 76% Similar across all Sunkist 55% 60% 46% 45% 48% Younger Emerald 61% 63% 59% 60% 61% Similar across all Diamond 75% 85% 75% 79% 83% Similar across all - about 80% Mauna Loa 53% 63% 61% 65% 56% Similar across all ...With impressive consumer awareness ...By age ...By region 74% ...Total *Source: Innovation Management Brand Study 2009 Culinary Touch Cooking and baking Fisher is a Brand...

Strong Growth with Fisher Source; Nielsen-Units - 13 Weeks ending 072509 Growth -Snack % -13 wks Units Growth -Baking % -13 wks Units

Source: Nielsen FDM 52 Weeks Ending 07/25/09 Fisher Gains Greater Than U.S. Snack Category

Source: Nielsen FDM 52 Weeks Ending 07/25/09 As well as outperforming in Baking Category

Greater Gains versus Competition Source: Nielsen FDM 52 Weeks Ending 08/22/09 52 Weeks Units FDM + Wal-Mart-Baking Source: Nielsen FDM 52 Weeks Ending 07/25/09 Walmart Retail Link-07/25/09 -3.6% 3.3%

New Fisher Products Drive Growth Healthy and Natural Healthier / New Channels Indulgent Innovation

Infinite Communication Enhanced Marketing and Advertising

$12+M FY- 2010 Support $4.25M in multi- media consumer awareness initiatives* *Does not include Sports Marketing Initiatives Advertising Couponing Sampling $8.7M in relevant, revenue driving trade initiatives (38.8% increase) Programs that Drive Push & Pull Through Multi-Million / Multi-Touch Program

JBSS Strategy

JBSS Strategy Overview JBSS recently developed a Five-Year Strategic Plan for the company to focus its employees and resources on achieving long term profitable growth and to fulfill our Vision and Mission Statements Our Long Term Goals: Recognition by Global Retailers, Global Foodservice Providers and Global Consumers as THE World Class Quality Nut Partner Recognition by Shareholders and Investment Community as a High Quality, Well Run Food Business using its Superior Industry Knowledge and Innovation to Achieve High Growth and Profitability Meeting the Needs of Nut Consumers Throughout the World

JBSS Long Term Objectives Profitably increase our market share in private brands using innovation valued by our customers Substantially increase our footprint in foodservice (one of our highest margin businesses) Provide the best total solution to retailers by increasing our presence in the perimeter (produce, in-store foodservice) Utilize 70%+ Fisher name recognition as foundation for targeted sustained growth via value-added snack, baking products Utilize acquisitions / joint ventures / strategic alliances to grow business and expand into new target markets (new/related products, international, alternative channels)

JBSS M&A Opportunities M&A opportunities generally fall into the following groupings: Private Label nut and nut-related Branded nut and nut-related opportunities International (Branded and PL) Opportunities not involving a pure acquisition, particularly outside of the US, may include: Joint Ventures (Europe, China, Rest of Asia, Latin America) Licensing Opportunities (whether licensing in or licensing out Fisher) Co-Branding Fisher

Defined Strategic Focus

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